SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                      ------------------------------------


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                Date of Report (Date of earliest event reported):
                           May 13, 1997 (May 9, 1997)

                             LOWE'S COMPANIES, INC.
               (Exact name of registrant as specified in charter)

North Carolina                    0-94                         56-0578072
(State or other                (Commission                   (IRS Employer
jurisdiction of                File Number                  Identification No.)
incorporation)


                       P.O. Box 1111
             North Wilkesboro, North Carolina                   28656-0001
         (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code:  (910) 651-4000


                                 Not Applicable
          (former name or former address if changed since last report)

                               Page 1 of 4 pages.
                        Exhibit Index appears on page 4.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) The following exhibits are filed in connection with the Registrant's offering from time to time of its Medium-Term Notes, Series B (the "Notes"), at an aggregate initial offering price not to exceed $350,000,000 pursuant to its Registration Statements on Form S-3 (File Nos. 33-51865 and 333-14257). The Notes will be issued under the Amended and Restated Indenture, dated December 1, 1995, between the Registrant and The First National Bank of Chicago, as trustee, which Indenture is filed as an exhibit to the Current Report on Form 8-K filed by the Registrant on December 15, 1995. The offering is made only by means of a prospectus.

         Exhibits

         1.1 Distribution Agreement, dated May 9, 1997, among Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Lehman Brothers Inc., Morgan Stanley & Co.
                  Incorporated and Lowe's Companies, Inc.

         1.2 Administrative Procedures for Fixed Rate and Floating Rate Medium-Term Notes, dated as of May 9, 1997.

         4.1 Amended and Restated Indenture, dated December 1, 1995, between Lowe's Companies, Inc. and The First National Bank of Chicago, as trustee (filed as Exhibit 4.1 to the Current Report on Form 8-K of Lowe's Companies, Inc., filed on December 15, 1995, and incorporated by reference herein).

         4.2 Form of Lowe's Companies, Inc. Floating Rate Medium-Term Note, Series B.

         4.3      Form of Lowe's  Companies,  Inc. Fixed Rate Medium-Term  Note,
                  Series B.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                            LOWE'S COMPANIES, INC.



Date:  May 13, 1997                         /s/  Robert A. Niblock
                                            ------------------------
                                            Name:  Robert A. Niblock
                                            Title: Vice President and Treasurer

                                  EXHIBIT INDEX

         1.1 Distribution Agreement, dated May 9, 1997, among Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Lehman Brothers Inc., Morgan Stanley & Co.
                  Incorporated and Lowe's Companies, Inc.

         1.2      Administrative   Procedures   for  Fixed  and  Floating   Rate
                  Medium-Term Notes, dated as of May 9, 1997.

         4.1 Amended and Restated Indenture, dated December 1, 1995, between Lowe's Companies, Inc. and The First National Bank of Chicago, as trustee (filed as Exhibit 4.1 to the Current Report on Form 8-K of Lowe's Companies, Inc., filed on December 15, 1995, and incorporated by reference herein).

         4.2 Form of Lowe's Companies, Inc. Floating Rate Medium-Term Note, Series B.

         4.3      Form of Lowe's  Companies,  Inc. Fixed Rate Medium-Term  Note,
                  Series B.